UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 20, 2005

BLOCKBUSTER INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-15153	52-1655102
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Elm Street Dallas, Texas	75270
(Address of principal executive offices)	(Zip Code)

(214) 854-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The Board of Directors of Blockbuster Inc. (“Blockbuster”) has approved awards of performance-based restricted shares of, and performance-based restricted share units settleable in shares of, Blockbuster’s class A common stock, par value $0.01 per share, to certain of its employees. The restricted shares and restricted share units will be granted under Blockbuster’s Amended and Restated 1999 Long-Term Management Incentive Plan (as amended to date, the “Plan”), if and when the performance criteria described below have been satisfied. The Plan was previously filed as an exhibit to Blockbuster’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2004.

The executive officers listed below entered into award agreements with Blockbuster between September 20, 2005 and September 23, 2005, and stand to receive a grant of restricted shares or restricted share units in the amounts indicated below:

Recipient	Grant(1)

Frank G. Paci, Executive Vice President, Finance and Accounting, Strategic Planning and Development	45,500 restricted shares(2)

Nicholas P. Shepherd, Executive Vice President and President, Blockbuster North America	142,200 restricted shares(2)

Edward B. Stead, Executive Vice President, General Counsel, and Executive Vice President Business Development	102,400 restricted shares(2)

Eileen Terry, Executive Vice President, Franchising, Emerging Brands, Canada and Global Diversity Officer	41,100 restricted shares(2)

Christopher J. Wyatt, Executive Vice President and President, International	102,400 restricted share units(2)

Larry J. Zine, Executive Vice President, Chief Financial Officer and Chief Administrative Officer	142,200 restricted shares(2)

(1)	The awards will be granted on May 5, 2007 only if Blockbuster achieves the performance goals described below.

(2)	The number of restricted shares or restricted share units indicated above represent target awards that will be granted to such executive officers if Blockbuster achieves 100% of the performance goals described below.

The awards are conditioned upon (i) Blockbuster’s compliance with the covenants contained in the Credit Agreement, dated August 20, 2004 between Blockbuster and the banks named therein, as amended by the Second Amendment and Waiver, dated as of August 8, 2005, with respect to the third and fourth quarters of 2005 and (ii) Blockbuster’s achievement of performance goals based on Adjusted Operating Income (as defined in the Plan) and the number of in-store active members plus online subscribers over the two-year period commencing on January 1, 2005 and ending on December 31, 2006. If the performance goals are achieved, the awards will be granted on May 5, 2007, and will vest in three installments of equal amounts on each of May 5, 2007, May 5, 2008 and May 5, 2009. The actual number of restricted shares or restricted share units granted may be 0%, or range from 50% to 200% of the target awards illustrated above. Additionally, by accepting his or her award and receiving a grant of restricted shares or restricted share units thereunder, each executive officer agreed to comply with Blockbuster’s stock ownership guidelines. A copy of the form of performance-based restricted share award agreement is attached hereto as Exhibit 10.1. A copy of the form of performance-based restricted share unit award agreement is attached hereto as Exhibit 10.2. A copy of the stock ownership guidelines is attached hereto as Exhibit 10.3.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description

10.1	Form of Performance-Based Restricted Share Award Agreement

10.2	Form of Performance-Based Restricted Share Unit Award Agreement

10.3	Blockbuster Inc. Stock Ownership Guidelines

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLOCKBUSTER INC.

Dated: September 23, 2005	By:	/s/ Larry J. Zine
Larry J. Zine Executive Vice President, Chief Financial Officer and Chief Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Performance-Based Restricted Share Award Agreement

10.2	Form of Performance-Based Restricted Share Unit Award Agreement

10.3	Blockbuster Inc. Stock Ownership Guidelines